UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2021

INSIGHT SELECT INCOME FUND

(Exact name of registrant as specified in its charter)

DELAWARE	811-02201	231745238
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

200 PARK AVENUE, 7TH FLOOR

NEW YORK, NY 10166

(Address of principal executive offices)

Registrant’s telephone number, including area code: 1-866-333-6685

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 6, 2021, the Board of Trustees of the Insight Select Income Fund (the “Fund”) appointed Mr. Gautam Khanna as President of the Fund, succeeding Mr. Clifford Corso.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2021

INSIGHT SELECT INCOME FUND

By:	/s/ Seth Gelman
Name: Seth Gelman
Title: Chief Compliance Officer